                         MODIFICATION OF LOAN DOCUMENTS

         This Modification of Loan Documents is made and entered into this 3rd day of April, 1998 by and between CUTTING EDGE ENTERTAINMENT, INC., a California corporation, hereinafter referred to as "Cutting Edge" and MEDLEY CREDIT ACCEPTANCE CORP., a Delaware corporation, hereinafter referred to as "Medley" and DAVID C. GLASSER, individually, hereinafter referred to as "Glasser" [throughout this agreement Cutting Edge, Medley and Glasser may be referred to collectively as "Parties" for convenience.].

                             W I T N E S S E T H :

         WHEREAS, the Parties entered into a Loan Agreement on January 23, 1998 providing for Medley lending to Cutting Edge the sum of Six Hundred Thousand Dollars ($600,000.00), which loan was personally guaranteed by Glasser, and

         WHEREAS, in furtherance of said loan Cutting Edge executed a Promissory Note dated January 23, 1998 in the sum of Six Hundred Thousand Dollars ($600,000.00) in favor of Medley, which Promissory Note was secured by various security instruments described in Section 2 of Article I of the Loan Agreement between the parties, and

         WHEREAS, Cutting Edge has entered into an agreement with Medley to factor specific Multiple Rights Distributorship Agreements, the proceeds of which had previously been encumbered by Medley, and

         WHEREAS, in consideration of Medley's factoring Specific Multiple Rights Distribution Agreements for Cutting Edge, Cutting Edge has agreed to assign specific Multiple Rights Agreements to Medley in order to accelerate the payment of the monies due Medley by Cutting Edge under the Promissory Note, and

         WHEREAS, the Parties desire to memorialize their agreements into a written instrument.

         NOW, THEREFORE, in consideration of the sum of Ten Dollars ($10.00) and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

         1. Recitals: The above and foregoing recitals are true and correct and are incorporated herein.

         2. Modification of Maturity Date: The Loan Agreement, Promissory Note and all other loan documents executed by Cutting Edge in favor of Medley in connection with the loan and loan documents executed on January 23, 1998 are hereby amended to provide for the maturity of all sums outstanding and due under the Promissory Note dated January 23, 1998 in the principal amount of Six Hundred Thousand Dollars ($600,000.00) to September 23, 1998 and that the option to extend for an additional sixty (60) days is hereby deleted.

         3. Specific Sources of Repayment: Simultaneously with the execution of this modification, Cutting Edge shall execute in favor of Medley assignment of contract proceeds due under all Distributorship Agreements described on Exhibit "A" attached hereto. The assignment shall be evidenced by individual assignment of contract proceeds under the Multiple Rights Distribution agreements described therein. In addition, Cutting Edge shall deliver Notice of Assignments to each Distributor whose contract and contract proceeds has been assigned to Medley advising said Distributor that payments due under the Agreement are to be made to Medley as directed.

         4. Irrespective of the specific sources of repayment described in paragraph 3 above, Cutting Edge shall be responsible for payment in full by the modified maturity date of all sums due Medley including accrued interest under the Promissory Note. In the event there are any outstanding contract proceeds not paid following payment in full at the maturity date by Cutting Edge to Medley, Medley shall immediately thereafter reassign all contracts and contract proceeds remaining unpaid on Exhibit "A" to Cutting Edge.

         5. Except to the extent specifically and expressly modified herein, the terms and provisions of the Note, Loan Agreement and other loan documents executed between the Parties or delivered in connection with the loan shall remain unmodified and in full force and effect.

         6. Cutting Edge and Glasser acknowledge that there are no defenses, counterclaims, setoffs, claims or demands over or against Medley arising from the Note, Loan Agreement or other loan documents or any transactions and negotiations relating to such documents.

         IN WITNESS WHEREOF, the Parties have hereunto set their hands and seals.

         Dated as to Cutting Edge this 3rd day of April, 1998.

Witnesses:

_____________________________                 CUTTING EDGE ENTERTAINMENT, INC.,
                                                 a California corporation


                                                 By: /s/ David Glasser Pres.
                                                     --------------------------
                                                         David Glass, President

         Dated as to Glasser this 3rd day of April, 1998.

_______________________________

                                               /s/ David Glasser
                                               --------------------------------
_______________________________                     David Glasser, Individually

         Dated as to Medley this 3rd day of April, 1998.

                                                 MEDLEY CREDIT ACCEPTANCE CORP.
/s/ Malinda Green                                a Delaware corporation
----------------------------

/s/ Kathy Dampman
----------------------------
                                                 By: /s/ Robert Press
                                                     --------------------------
                                                     Robert Press, President

STATE OF CALIFORNIA        )
                           ) ss.:
COUNTY OF LOS ANGELES      )

I HEREBY CERTIFY that on this 3rd day of April, 1998, before me, an officer duly authorized to take oaths and acknowledgments in the State and County aforesaid, personally appeared David C. Glasser, as President of Cutting Edge Entertainment, Inc., a California corporation, known to me to be the person described in and who executed the foregoing, and who acknowledged before me that he executed same for the purposes described therein and are personally known to me or have produced _____________________________ as identification.

                                            /s/ Jennifer Nussbaum
                                            ----------------------------------
                                            NOTARY PUBLIC, STATE OF CALIFORNIA
                                            At large

My Commission Expires:

                  [Stamp]
                  Jennifer Nussbaum
                  Comm. #1145432
     [Seal]       Notary Public - California
                  Los Angeles County
                  Comm. Exp. July 3, 2001



STATE OF CALIFORNIA                 )
                                    ) ss.:
COUNTY OF                           )

I HEREBY CERTIFY that on this 3rd day of April, 1998, before me, an officer duly authorized to take oaths and acknowledgments in the State and County aforesaid, personally appeared David C. Glasser, individually, known to me to be the person described in and who executed the foregoing, and who acknowledged before me that he executed same for the purposes described therein and are personally known to me or have produced _______________________________________
__as identification.


                                            ---------------------------
                                            NOTARY PUBLIC, STATE OF FLORIDA
                                            At large


My Commission Expires:

STATE OF FLORIDA                    )
                                    ) ss.:
COUNTY OF DADE                      )

I HEREBY CERTIFY that on this 3rd day of April, 1998, before me, an officer duly authorized to take oaths and acknowledgments in the State and County aforesaid, personally appeared Robert President, as President of Medley Credit Acceptance Corp., a Delaware corporation, known to me to be the person described in and who executed the foregoing, and who acknowledged before me that he executed same for the purposes described therein and are personally known to me or have produced ___________________________ as identification.

                                /s/ Malinda Green
                                ---------------------------------
                                NOTARY PUBLIC, STATE OF FLORIDA
                                At large

My Commission Expires:

                  [Stamp]
                  Malinda Green
     [Seal]       Mr. Commission # CC 729396

                  EXPIRES: March 30, 2002
                  Bonded Thru Notary Public Underwriters



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